UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	February 3, 2020

First Bancorp
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street,
Southern Pines,	NC	28387
(Address of Principal Executive Offices)		(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class            Trading symbol        Name of each exchange on which registered:
Common Stock, No Par Value        FBNC            The Nasdaq Global Select Market

First Bancorp
INDEX

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Item 8.01 – Other Events	3

Signatures	3

Item 8.01 — Other Events
The Registrant reports that since January 24, 2019, it has repurchased 109,000 shares of its common stock at an average price of $35.95 per share, totaling $3.9 million.  These repurchases were made under the authority of a share repurchase program, which was previously reported by the Registrant in a Form 8-K filed with the SEC on November 19, 2019.  The Registrant’s board of directors has authorized the repurchase of up to $40 million of the Registrant’s shares.  The authorization expires on December 31, 2020.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

February 3, 2020	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

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